EXHIBIT 99.1

Date

Re: Form S-1, Securities and Exchange Commission
    BankFirst Corporation

To Whom It May Concern:

      We, the undersigned have been nominated to serve as directors of BankFirst Corporation and hereby consent to the use of our names in the filing of Form S-1 Registration Statement under the Securities Act of 1933 with the Securities and Exchange Commission.

      This statement may be signed in counterpart.


                                             /s/ L. A. Walker, Jr.
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                                             L. A. Walker, Jr.


                                             /s/ W. D. Sullins, Jr.
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                                             W. D. Sullins, Jr.


                                             /s/ C. Scott Mayfield, Jr.
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                                             C. Scott Mayfield, Jr.